Exhibit 99.1

Village Farms International Completes Approximately US$25 Million Registered Direct Offering

VANCOUVER, BC, Jan. 30, 2023 /PRNewswire/—Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced it has completed its previously announced registered direct offering with certain institutional investors for the purchase and sale of an aggregate of 18,350,000 common shares at US$1.35 per share, together with accompanying warrants to purchase up to 18,350,000 common shares, which have an exercise price of US$1.65 per share (the “Offering”). The proceeds from the sale of the common shares are approximately US$25 million, before deducting placement agent fees and other offering expenses payable by Village Farms. The warrants will be exercisable beginning on July 30, 2023 and will expire on July 30, 2028. Proceeds from the exercise of all the warrants would be approximately US$30 million over this period.

The net proceeds from this Offering are intended to be used for general working capital purposes.

Upon closing of the Offering, there were 110,238,929 issued and outstanding common shares of Village Farms.

A.G.P./Alliance Global Partners and Cantor Fitzgerald & Co. acted as co-lead placement agents for the Offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Updated Early Warning Disclosure

As a result of the Offering, Michael DeGiglio’s (founder, President, Chief Executive Officer and Director of Village Farms) ownership of Village Farms was diluted below 10% of Village Farms’ issued and outstanding common shares. Immediately prior to closing of the Offering, Mr. DeGiglio beneficially owned 9,259,529 common shares of Village Farms and vested stock options exercisable for 1,180,722 common shares of Village Farms, collectively representing approximately 11.4% of the issued and outstanding common shares of Village Farms (assuming the exercise of the vested stock options). Mr. DeGiglio did not participate in the Offering. Immediately following closing of the Offering, Mr. DeGiglio continues to beneficially own 9,259,529 common shares of Village Farms and vested stock options exercisable for 1,180,722 common shares of Village Farms, collectively representing approximately 9.4% of the issued and outstanding common shares of Village Farms (assuming the exercise of the vested stock options).

Because Mr. DeGiglio now owns or exercises control or direction over less than 10% of the issued and outstanding common shares of Village Farms, Mr. DeGiglio is no longer subject to ongoing early warning reporting requirements under applicable Canadian securities laws in respect of his ownership of Village Farms.

In the future, Mr. DeGiglio may from time to time dispose or acquire ownership of, or control or direction over, additional common shares of Village Farms for investment purposes.

An early warning report with additional information in respect of the foregoing matter has been filed and is available on the issuer profile of Village Farms at www.sedar.com. To obtain a copy of the early warning report, please visit https://villagefarms.com/investor-relations/information-request-form and provide your name and physical address, or contact Lawrence Chamberlain, Investor Relations, at 416-519-4196. Village Farms’ head office is located at 4700—80th Street, Delta, British Columbia, V4K 3N3.

About Village Farms International, Inc.

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as a leading fresh produce supplier to grocery and large-format retailers throughout the US and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America and selected markets internationally.

In Canada, the Company’s wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 70% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms’ cannabis success in Canada.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential, with an initial focus on the Asia-Pacific region, Israel and Europe.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. Forward-looking statements in this press release include statements regarding the registered direct offering and the anticipated use of proceeds therefrom, and may also relate to the Company’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “can”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms Corp. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health” or “Balanced Health Botanicals”); the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; market position; ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the US federal (Food and Drug Administration and United States Department of Agriculture), state and municipal rules and regulations with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, which may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including this press release.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Investor Contact:

Stephen Ruffini

Executive Vice President & Chief Financial Officer

(407) 936.1190, Ext. 340